SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 22, 2010
ViaSat, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21767	33-0174996
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
6155 El Camino Real
Carlsbad, California 92009
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (760) 476-2200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     In anticipation of filing a shelf registration statement on Form S-3 with the Securities and Exchange Commission (the “SEC”) for the offer, issuance and sale from time to time of debt, equity and certain other securities of ViaSat, Inc. (“ViaSat”), ViaSat is hereby filing certain unaudited pro forma financial information for the nine months ended January 1, 2010 with respect to the merger in December 2009 of a wholly owned subsidiary of ViaSat with and into WildBlue Holding, Inc., which updates the unaudited pro forma financial information previously furnished on the Current Report on Form 8-K/A filed with the SEC on February 25, 2010.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description of Exhibit

99.1	Unaudited pro forma condensed combined financial information for the nine months ended January 1, 2010, and the notes related thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASAT, INC.

Date: March 22, 2010	By:	/s/ Ronald G. Wangerin
	Name:	Ronald G. Wangerin
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	Unaudited pro forma condensed combined financial information for the nine months ended January 1, 2010, and the notes related thereto.